UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 6, 2025
(Date of earliest event reported)

BBCMS Mortgage Trust 2025-5C38
(Central Index Key Number 0002091664)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

RREF V - D Direct Lending Investments, LLC
(Central Index Key Number 0002086033)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-04	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01.	Other Events.

On November 6, 2025, Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC. (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays, DBSI, CGMI, GS&Co., UBS Securities and Drexel, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of November 6, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on November 25, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $700,719,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $133,471,000, to Barclays, DBSI, CGMI, GS&Co., UBS Securities, Academy and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 6, 2025 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2025-5C38, Commercial Mortgage Pass-Through Certificates, Series 2025-5C38 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of November 1, 2025, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-2, Class A-3, Class X-A, Class A-S and Class B Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class C, Class D, Class E, Class F, Class G, Class J-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
City Square White Plains	4.4	N/A
ESA Portfolio	4.5	N/A
The Garden City Hotel	4.6	N/A
80-02 Kew Gardens	4.7	N/A
Central Arts Plaza	4.8	N/A

161 Washington Street	4.9	N/A
International Plaza	4.10	4.2
125th & Lenox	4.11	4.3

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2025-5C38 (the “Issuing Entity”), a common law trust fund to be formed on November 25, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of November 25, 2025, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of November 25, 2025, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”), (iii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of November 25, 2025, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (iv) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of November 25, 2025, between the Registrant and LMF (the “LMF Mortgage Loan Purchase Agreement”), (v) RREF V - D Direct Lending Investments, LL (“RREF V”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of November 25, 2025, between the Registrant and RREF V (the “RREF V Mortgage Loan Purchase Agreement”), (vi) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of November 25, 2025, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (vii) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of November 25, 2025, among the Registrant and SMC (the “SMC Mortgage Loan Purchase Agreement”), (viii) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of November 25, 2025, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. (the “BSP Mortgage Loan Purchase Agreement”) and (ix) UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of November 25, 2025, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated November 6, 2025 (the “Prospectus”) and as filed with the Securities and Exchange Commission on November 10, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 6, 2025.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 6, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, Academy Securities, Inc. and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of November 5, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Co-Lender Agreement, dated as of October 27, 2025, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder.
Exhibit 4.5	Agreement Between Note Holders, dated as of October 9, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of October 23, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and as Initial Note A-2 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of October 13, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of October 24, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of October 9, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Initial Note A-2 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of October 9, 2025, by and among Wells Fargo Bank, National Association, as initial holder of Note A-1-1, Note A-2-1, Note A-3-1 and Note B-1-1, JPMorgan Chase Bank, National Association, as initial holder of Note A-1-3, Note A-2-3, Note A-3-3 and Note B-1-3, and Goldman Sachs Bank USA, as initial holder of Note A-1-2, Note A-2-2, Note A-3-2 and Note B-1-2.
Exhibit 4.11	Co-Lender Agreement, dated as of September 11, 2025, by and between RREF V - D DLI WF, LLC, as Initial Note A-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 6, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between RREF V - D Direct Lending Investments, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of November 25, 2025, between UBS AG New York Branch, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025	BARCLAYS COMMERCIAL MORTGAGE SECURITIES LLC (Registrant)

	By:	/s/ Walter Johnston
Name: Walter Johnston
Title: Authorized Signatory